                                                                  EXHIBIT 99.1
                      Press Release dated July 13, 1999

For Information Contact
-----------------------
At Greater Bay Bancorp:           At Financial Relations Board:
David L. Kalkbrenner              Christina Carrabino (general information)
President and CEO                 Kristi Larson (analyst contact)
(650) 614-5767                    (415) 986-1591
Steven C. Smith
EVP, CAO and CFO
(650) 813-8222

              GREATER BAY BANCORP REPORTS RECORD OPERATING RESULTS

                         25% INCREASE IN CORE EARNINGS
                       -- Total Assets Top $2 billion --

PALO ALTO, CA, July 13, 1999 - Greater Bay Bancorp (Nasdaq: GBBK) today announced record operating results for the second quarter and six months ended June 30, 1999. Earnings for the quarter, before merger and related non-
                                          -----------------------------
recurring costs, were $6.5 million, or $0.55 per diluted share, up 25% from $5.2
---------------
million, or $0.44 per diluted share, for the second quarter of 1998. Including merger and related non-recurring costs of $2.5 million in the second quarter of 1999 and $1.3 million in the second quarter of 1998, net income for the quarter was $4.0 million, or $0.34 per diluted share, compared with $3.8 million, or $0.33 per diluted share in the same quarter a year ago.


For the six months ended June 30, 1999, net income, before merger and related
                                                    -------------------------
non-recurring and extraordinary items, was $12.2 million, or $1.04 per diluted
-------------------------------------
share, up 27% from $9.6 million, or $0.82 per diluted share, in the same period of the prior year. Net income, including merger and related non-recurring and extraordinary items of $2.6 million for the first six months of 1999 and $1.3 million for the first six months of 1998, was $9.7 million, or $0.82 per share, for the first six months of 1999, compared with $8.3 million, or $0.71 per share, for the first six months of 1998.

At June 30, 1999, Greater Bay Bancorp's total assets were $2.1 billion, an increase of 31% from $1.6 billion at June 30, 1998, reflecting continued strong internal growth. Total loans grew to $1.3 billion, up 44% from $902.0 million a year ago, and total deposits were $1.8 billion, up 29% from $1.4 billion at June 30, 1998.

For the six months ended June 30, 1999, Greater Bay Bancorp's return on average equity and efficiency ratio before merger and related non-recurring and extraordinary items, were 21.64% and 53.53%, compared to 21.17% and 55.43% for the six month period ended June 30, 1998. During the second quarter of 1999, Greater Bay Bancorp's return on average equity and efficiency ratio, before merger and related non-recurring and extraordinary items, were 21.99% and 52.24%.

"Greater Bay Bancorp continues to solidify its position as the preeminent Super Community Bank in the dynamic San Francisco Bay Area economy," said David L. Kalkbrenner, president and chief executive officer. "Our strategy of superior relationship banking generates significant internal growth through strong client loyalty and when combined with our very selective acquisition efforts, Greater Bay's earnings growth and excellent quality of assets significantly exceed our peers."

Kalkbrenner continued, " During the second quarter, we finalized the merger with Bay Area Bancshares and signed a definitive merger agreement with Bay Commercial Services, the holding company for Bay Bank of Commerce, which has offices in Hayward, San Leandro and San Ramon, California. We also opened a regional banking office in Walnut Creek, California. The Bay Bank of Commerce merger and the opening of our office in Walnut Creek are part of our business strategy to penetrate the rapidly growing East Bay region of the San Francisco area. We are excited about the significant opportunities that exist to expand our services to small- and mid-sized businesses in this dynamic growth region."

Operating results for the three months ended June 30, 1999, include approximately $178,000 of expense, excluding internal staff time, related to the correction of the year 2000 "millenium bug" which impacts all companies. The company has budgeted an anticipated total expenditure of $300,000 in fiscal 1999 to address the year 2000 issues.

By focusing on quality banking relationships, Greater Bay Bancorp is maintaining excellent asset quality. At June 30, 1999, Greater Bay Bancorp's ratio of non-performing assets to total assets was only 0.21%, down from 0.34% a year earlier. In addition, the allowance for loan losses at June 30, 1999 represented 1.93% of total loans and 575% of non-performing assets, compared to 2.14% of total loans and 359% of non-performing assets at June 30, 1998.

In addition, non-interest income continues to grow reflecting Greater Bay Bancorp's efforts to further diversify its revenue stream. During the second quarter ended June 30, 1999, the Company's trust fees, depositor services fees, gain on sale of SBA loans, and loan and international banking fees were $3.0 million, up 36% from $2.2 million in the second quarter of 1998.

Greater Bay Bancorp's capital ratios continue to be above the well-capitalized guidelines established by the bank regulatory agencies.

Greater Bay Bancorp and its financial service subsidiaries, Bay Area Bank, Cupertino National Bank, Mid-Peninsula Bank, Peninsula Bank of Commerce and Golden Gate Bank, along with its operating divisions, Greater Bay Bank Santa Clara Commercial Banking Group, Greater Bay Corporate Finance Group, Greater Bay Bank Contra Costa

Regional Banking Office, Greater Bay International Banking Division, Greater Bay Trust Company, Pacific Business Funding and Venture Banking Group, serve clients throughout Silicon Valley, the San Francisco Peninsula and the Contra Costa Tri Valley Region, with offices located in San Jose, Cupertino, Santa Clara, Palo Alto, Redwood City, San Mateo, Millbrae, San Francisco and Walnut Creek.

Safe Harbor

This document may contain forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those projected. For a discussion of factors that could cause actual results to differ, please see the Company's publicly available Securities and Exchange Commission filings, including its Annual Report on Form 10-K for the year ended December 31, 1998, and particularly the discussion of risk factors within the document.

For investor information on Greater Bay Bancorp at no charge, call our automated shareholder information line at 1-800-679-2606 or via fax, dial 1-800-PRO-INFO and enter code GBBK. For international access, dial 1-732-544-2850.

                           -FINANCIAL TABLES FOLLOW-

Greater Bay Bancorp Reports Record Operating Results
July 13,1999
Page 4

                             GREATER BAY BANCORP
                     June 30, 1999  - FINANCIAL SUMMARY
                ($ in 000's, except share and per share data)

SELECTED QUARTERLY CONSOLIDATED FINANCIAL
 CONDITION
                                                           Jun 30          Mar 31          Dec 31         Sept 30          Jun 30
                                                             1999            1999            1998            1998            1998
                                                       -----------------------------------------------------------------------------

Cash and Due From Banks                               $    90,246     $    79,244     $    69,583     $    68,536     $    83,588
Investments                                               606,442         541,842         497,887         609,781         580,726
Loans:
      Commercial                                          646,483         594,546         483,668         412,343         397,544
      Construction                                        256,253         219,993         215,274         190,878         175,450
      Real Estate                                         353,871         352,820         332,478         279,095         262,008
      Consumer and Other                                   99,988          96,469          88,458          83,330          89,783
      Deferred Loan Fees, Net                              (5,133)         (4,903)         (3,896)         (3,443)         (3,018)
                                                       -----------------------------------------------------------------------------

           Total Loans                                  1,351,462       1,258,925       1,115,982         962,203         921,767
           Allowance for Loan Losses                      (26,086)        (24,046)        (23,379)        (21,862)        (19,758)
                                                       -----------------------------------------------------------------------------

      Total Loans, Net                                  1,325,376       1,234,879       1,092,603         940,341         902,009
Other Assets                                               91,548          82,487          78,116          68,330          59,376
Total Assets                                          $ 2,113,612     $ 1,938,452     $ 1,738,189     $ 1,686,988     $ 1,625,699
                                                       =============================================================================

Deposits:
      Demand, Non-Interest Bearing                    $   324,019     $   316,054     $   302,006     $   274,091     $   299,190
      NOW, MMDA and Savings                             1,124,354         996,855         922,581         860,871         862,331
      Time Certificates, $100,000 and over                320,286         298,959         190,312         224,140         203,388
      Other Time Certificates                              61,998          63,976          64,048          61,882          43,044
           Total Deposits                               1,830,657       1,675,844       1,478,947       1,420,984       1,407,953
                                                       -----------------------------------------------------------------------------

Other Borrowings                                           90,435          72,288          76,234          92,235          83,775
Other Liabilities                                          27,397          27,082          22,967          18,011          15,627
           Total Liabilities                            1,948,489       1,775,214       1,578,148       1,531,230       1,507,355
                                                       -----------------------------------------------------------------------------

Long-term Subordinated Debt                                     -               -           3,000           3,000           3,000
Trust Preferred Securities                                 50,000          50,000          50,000          50,000          20,000
Stockholders' Equity                                      115,123         113,238         107,041         102,758          95,344
           Regulatory Capital                             165,123         163,238         160,041         155,758         118,344
                                                       -----------------------------------------------------------------------------

Total Liabilities and Shareholders' Equity            $ 2,113,612     $ 1,938,452     $ 1,738,189     $ 1,686,988     $ 1,625,699
                                                       =============================================================================

 Average Quarterly Total Loans, excluding Nonaccrual  $ 1,310,819     $ 1,187,214     $ 1,009,858     $   926,399     $   891,269
 Average Quarterly Investments                        $   598,984     $   489,664     $   582,428     $   615,279     $   501,606
 Average Quarterly Interest Bearing Liabilities       $ 1,602,021     $ 1,397,742     $ 1,319,199     $ 1,244,656     $ 1,104,813

Average Quarterly Assets                              $ 2,052,312     $ 1,818,878     $ 1,731,075     $ 1,634,478     $ 1,510,354
Average Quarterly Equity                              $   117,713     $   110,513     $   104,710     $    99,941     $    93,325

Regulatory Capital
      Tier I or Leverage  Capital                     $   155,557     $   145,260     $   137,652     $   129,757     $   114,946
      Total Capital                                   $   187,196     $   181,908     $   176,902     $   169,838     $   134,547

Nonperforming Assets
      Nonaccrual Loans                                $     3,375     $     2,992     $     2,003     $     3,061     $     3,903
      Loans 90 Days Past Due & Accruing                         -               -               -               -              75
      Restructured Loans                                      565             482             327             377             531
      OREO                                                    595             620             966             905           1,001
Total Nonperforming Assets                            $     4,535     $     4,094     $     3,296     $     4,343     $     5,510
                                                       =============================================================================


Greater Bay Trust Company Assets                          659,414     $   630,840     $   649,336     $   581,437         636,362
------------------------------------------------------------------------------------------------------------------------------------

SELECTED QUARTERLY CONSOLIDATED FINANCIAL CONDITION RATIOS:
                                                           June 30          Mar 31          Dec 31         Sept 30          Jun 30
                                                              1999            1999            1998            1998            1998

                                                       -----------------------------------------------------------------------------

Loan to Deposit Ratio                                       73.82%          75.12%          75.46%          67.71%          65.47%
Ratio of Allowance for Loan Losses to:
      Total Loans                                            1.93%           1.91%           2.09%           2.27%           2.14%
      Total Nonperforming Assets                           575.21%         587.35%         709.31%         503.38%         358.59%

Total Nonperforming Assets to Total Assets                   0.21%           0.21%           0.19%           0.26%           0.34%

Ratio of Quarterly Net Charge-offs to Average
 Loans, annualized                                           0.01%           0.09%           0.17%           0.05%           0.01%
Ratio of YTD Net Charge-offs to Average
 Loans, annualized                                           0.05%           0.09%           0.13%           0.11%           0.20%

Earning Assets to Total Assets                              92.72%          93.00%          92.96%          93.21%          92.37%

Earning Assets to Interest-Bearing Liabilities             118.98%         121.63%         123.70%         121.69%         123.53%

Capital Ratios:
      Leverage                                               7.58%           7.99%           7.95%           7.94%           7.61%
      Tier 1 Risk Based Capital                              9.48%           9.45%          10.12%          11.09%          10.26%
      Total Risk Based Capital                              11.41%          11.83%          13.01%          14.51%          12.01%

Risk Weighted Assets                                  $ 1,640,736     $ 1,537,158     $ 1,360,078     $ 1,170,114     $ 1,120,123

Book Value Per Share                                  $     10.24     $     10.17     $      9.72     $      9.36     $      8.76
Total Shares Outstanding                               11,247,791      11,135,923      11,011,462      10,983,955      10,888,455


Note: Prior periods have been restated to reflect the mergers between Greater Bay Bancorp, Pacific Rim Bancorporation, Pacific Business Funding Corporation and Bay Area Bancshares, on a pooling-of-interests basis.

Greater Bay Bancorp Reports Record Operating Results
July 13,1999
Page 5

                              GREATER BAY BANCORP
                      June 30, 1999  - FINANCIAL SUMMARY
                 ($ in 000's, except share and per share data)


SELECTED QUARTERLY CONSOLIDATED OPERATING DATA:
                                                            Second           First          Fourth           Third          Second
                                                           Quarter         Quarter         Quarter         Quarter         Quarter
                                                              1999            1999            1998            1998            1998
                                                       -----------------------------------------------------------------------------
Interest Income                                        $    39,043     $    34,461     $    33,152     $    32,998     $    30,473
Interest Expense                                            16,181          13,921          13,475          13,947          12,503
                                                       -----------------------------------------------------------------------------

      Net Interest Income before Provision
       for Loan Losses                                      22,862          20,540          19,677          19,051          17,970

Provision for Loan Losses                                    1,636             921           1,941           1,881           1,377
                                                       -----------------------------------------------------------------------------

      Net Interest Income after Provision
       for Loan Losses                                      21,226          19,619          17,736          17,170          16,593

Other Income:
Trust Fees                                                     727             721             664             642             617
Depositor Service Fees                                         393             419             426             431             411
ATM Fees                                                       501             527             498             518             479
Loan and International Banking Fees                            458             309             176             165             190
Gain on Sale of SBA Loans                                      298             284             282             290             221
Gain/(loss) on Investments                                       -               -             320               4              42
Other Income (1)                                               410             293             421             129             225
                                                       -----------------------------------------------------------------------------

                                                             2,787           2,553           2,787           2,179           2,185
Nonrecurring - Warrant Income                                  226               4             314             134               -
                                                       -----------------------------------------------------------------------------

  Other Income                                               3,013           2,557           3,101           2,313           2,185

Operating Expenses:
Compensation and Benefits                                    7,726           7,169           6,537           6,587           6,363
Occupancy and Equipment                                      2,436           2,355           1,908           1,852           1,778
Professional Services & Legal                                  496             575             689             537             553
Client Services                                                244             261             142             128             136
FDIC Insurance and Assessments                                 103             100              92              93              83
Other Real Estate, Net                                          15              21              (6)             43              (8)
Other Expenses                                               2,379           2,210           2,953           2,090           1,921
                                                       -----------------------------------------------------------------------------

                                                            13,399          12,691          12,315          11,330          10,826
Nonrecurring Expenses (2)                                      323               -             448             192               -
  Total Operating Expenses                                  13,722          12,691          12,763          11,522          10,826
                                                       -----------------------------------------------------------------------------

Net Income before Income Taxes, Merger and Other Related
 Nonrecurring Costs and Extraordinary Items                 10,517           9,485           8,074           7,961           7,952
Income Tax Expense                                           4,062           3,695           2,446           2,586           2,792
                                                       -----------------------------------------------------------------------------

Net Income before Merger and Other Related
 Nonrecurring Costs and Extraordinary Items                  6,455           5,790           5,628           5,375           5,160
Merger and Other Related Nonrecurring Costs
 net of tax                                                  2,491               -               -             360           1,314
                                                       -----------------------------------------------------------------------------

Net Income before Extraordinary Items                        3,964           5,790           5,628           5,015           3,846
Extraordinary Items, net of tax (3)                              -             (88)              -               -               -
                                                       -----------------------------------------------------------------------------

      Net Income                                       $     3,964     $     5,702     $     5,628     $     5,015     $     3,846
                                                       =============================================================================

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

SELECTED QUARTERLY CONSOLIDATED OPERATING RATIOS:
                                                            Second           First          Fourth           Third          Second
                                                           Quarter         Quarter         Quarter         Quarter         Quarter
                                                              1999            1999            1998            1998            1998
                                                       -----------------------------------------------------------------------------

Net Income Per Share (Before Merger and Other Related Nonrecurring Costs
 and Extraordinary Items)
      Basic                                            $      0.58     $      0.53     $      0.51     $      0.49     $      0.48
      Diluted                                          $      0.55     $      0.50     $      0.48     $      0.46     $      0.44
Net Income Per Share
      Basic                                            $      0.35     $      0.51     $      0.51     $      0.46     $      0.35
      Diluted                                          $      0.34     $      0.49     $      0.48     $      0.43     $      0.33
Weighted Average Common Shares Outstanding              11,193,000      11,087,000      10,994,000      10,924,000      10,859,000
Weighted Average Common & Common Equivalent
 Shares Outstanding                                     11,798,000      11,718,000      11,705,000      11,622,000      11,653,000
Return on Quarterly Average Assets, annualized (4)            1.26%           1.29%           1.29%           1.30%           1.37%
Return on Quarterly Average Equity, annualized (4)           21.99%          21.25%          21.33%          21.34%          22.18%
Net Interest Margin - Average Earning Assets                  4.80%           4.97%           4.90%           4.90%           5.17%
Operating Expense Ratio (Before Nonrecurring
 and Extraordinary Items)                                     2.62%           2.83%           2.82%           2.75%           2.88%
Efficiency Ratio (Before Nonrecurring and
  Extraordinary Items)                                       52.24%          54.96%          54.82%          53.37%          53.71%

------------------------------------------------------------------------------------------------------------------------------------


(1) Q3 of 1998 includes a $100,000 write-down of an equity investment in accordance with APB 18.
(2) Q3 and Q4 of 1998 and Q2 of 1999 nonrecurring expenses are comprised of $192,000, $448,000 and $323,000 in donations to the GBB Foundation, respectively.
(3) Includes $88,000 loss on early retirement of subordinated debt.
(4) Before Merger and Other Related Nonrecurring Costs and Extraordinary Items of $2.5 million, net of tax, in Q2 1999, $88,000, net of tax, in Q1 1999, $360,000, net of tax, in Q3 of 1998, and $1.3 million, net of tax, in Q2 of 1998.

Note: Prior periods have been restated to reflect the mergers between Greater Bay Bancorp, Pacific Rim Bancorporation, Pacific Business Funding Corporation and Bay Area Bancshares, on a pooling-of-interests basis.
-------------------------------------------------------------------------------

Greater Bay Bancorp Reports Record Operating Results
July 13,1999
Page 6
                              GREATER BAY BANCORP
                      June 30, 1999  - FINANCIAL SUMMARY
                        ($ in 000's, except share data)

SELECTED YEAR TO DATE CONSOLIDATED OPERATING DATA:
                                                                                                         JUNE 30,        JUNE 30,
                                                                                                          1999            1998
                                                                                                    --------------------------------

Interest Income                                                                                     $    73,504     $    58,648
Interest Expense                                                                                         30,102          23,758
                                                                                                    --------------------------------

       Net Interest Income Before Provision for Loan Losses                                              43,402          34,890
Provision for Loan Losses                                                                                 2,557           2,413
                                                                                                    --------------------------------

       Net Interest Income After Provision for Loan Losses                                               40,845          32,477
Other Income (1)                                                                                          5,340           3,809
Nonrecurring - Warrant Income                                                                               230             497
                                                                                                    --------------------------------

       Total Other Income                                                                                 5,570           4,306
Operating Expense                                                                                        26,090          21,450
Other Expenses - nonrecurring (2)                                                                           323             701
                                                                                                    --------------------------------

Total Operating Expenses                                                                                 26,413          22,151
                                                                                                    --------------------------------

Net Income Before Income Taxes and Extraordinary Items                                                   20,002          14,632
Income Tax Expense                                                                                        7,757           5,018
                                                                                                    --------------------------------

Net Income Before Merger and Other Related Nonrecurring Costs and Extraordinary Items                    12,245           9,614
Merger and Other Related Nonrecurring Costs, net of tax                                                   2,491           1,314
                                                                                                    --------------------------------

Net Income Before Extraordinary Items                                                                     9,754           8,300
Extraordinary Items (3)                                                                                     (88)              -
      Net Income                                                                                    $     9,666     $     8,300
                                                                                                    ================================

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------



SELECTED YEAR TO DATE CONSOLIDATED OPERATING RATIOS:
                                                                                                         JUNE 30,        JUNE 30,
                                                                                                          1999            1998
                                                                                                    --------------------------------

Net Income Per Share (Before Merger and Other Related Nonrecurring Costs and Extraordinary Items)
      Basic                                                                                         $      1.10     $      0.87
      Diluted                                                                                       $      1.04     $      0.82
Net Income Per Share
      Basic                                                                                         $      0.87     $      0.75
      Diluted                                                                                       $      0.82     $      0.71
Weighted Average Common Shares Outstanding                                                           11,133,000      11,087,000
Weighted Average Common & Common Equivalent Shares Outstanding                                       11,747,000      11,675,000
Return on Average Assets, annualized (4)                                                                   1.28%           1.35%
Return on Average Equity, annualized (4)                                                                  21.64%          21.17%
Net Interest Margin -  Average Earning Assets                                                              4.88%           5.27%
Operating Expense Ratio (Before Nonrecurring and Extraordinary Items)                                      2.72%           3.01%
Efficiency Ratio (Before Nonrecurring and Extraordinary Items)                                            53.53%          55.43%

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


(1) Q1 of 1998 includes a $700,000 write-down of an equity investment in accordance with APB 18.
(2) Q2 of 1999 and Q1 of 1998 nonrecurring expenses are comprised of a $323,000 and $701,000 donation to the GBB Foundation, respectively.
(3) Includes $88,000 loss on early retirement of subordinated debt.
(4) Before Merger and Other Related Nonrecurring Costs and Extraordinary Items of $2.5 million, net of tax in Q2 1999, $88,000, net of tax, in Q1 1999, and $1.3 million, net of tax, in Q2 of 1998.

Note: Prior periods have been restated to reflect the mergers between Greater Bay Bancorp, Pacific Rim Bancorporation, Pacific Business Funding Corporation and Bay Area Bancshares, on a pooling-of-interests basis.
-------------------------------------------------------------------------------